                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2004

                           THE TOWN AND COUNTRY TRUST

             (Exact name of registrant as specified in its charter)

          Maryland                       001-12056                52-6613091
-----------------------------     ------------------------   -------------------
      (State or other             (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                               Identification No.)

                   100 S. Charles Street, Baltimore, MD 21201
                   ------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (410) 539-7600

                           THE TOWN AND COUNTRY TRUST
                                    FORM 8-K

                                      INDEX

Item 5.           Other events

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (a) Pro Forma Consolidated Balance Sheet as of September 30, 2003 (Unaudited)

                  Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2003 (Unaudited)

                  Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 (Unaudited)

                           THE TOWN AND COUNTRY TRUST
                                    FORM 8-K

ITEM 5.  OTHER EVENTS

On November 5, 2003, The Town and Country Trust (the "Company") completed a transaction to sell two of its apartment communities, known as the Rolling Road Apartments and the Garden Wood Apartments, in Baltimore County, Maryland, (collectively referred to as the "November 2003 Dispositions") for an aggregate sales price of $53.4 million. The November 2003 Dispositions constitute a significant transaction, under Article 11 of Regulation S-X, and, as such, the following pro forma financial information has been prepared to give effect, on a pro forma basis, to these transactions and the other properties acquired and sold during 2003.

Item 7.a.

                           THE TOWN AND COUNTRY TRUST
                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

Management has prepared the following pro forma financial statements, which are based on the historical consolidated financial statements of The Town and Country Trust (the "Company") and adjusted to give effect to the disposition of the Garden Wood Apartments and the Rolling Road Apartments (the "November 2003 Disposition"), which occurred on November 5, 2003, the acquisition of the Windsor at Lionsgate, which occurred on September 29, 2003, and the acquisition of the two Berkshire Properties, which occurred on April 30, 2003. These transactions were previously presented in a Form 8-K/A filed on November 12, 2003.

The Unaudited Pro Forma Consolidated Balance Sheet at September 30, 2003 has been prepared to reflect the subsequent November 2003 Disposition as if the transaction had occurred on September 30, 2003. The pro forma consolidated statements of income for the year ended December 31, 2002 and the nine-month period ended September 30, 2003 have been prepared to present the results of continuing operations of the Company as if the acquisitions of Windsor at Lionsgate and the Berkshire Properties ("Berkshire") had occurred at the beginning of each period presented. The disposition of Garden Wood and Rolling Road apartments is reflected as discontinued operations in the historical financial statements.

The following consolidated pro forma financial statements should be read in conjunction with the Company's consolidated financial statements and notes thereto that are incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as amended by the Form 8-K filed with the SEC on September 24, 2003, the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2003, Form 8-K/A filed with the SEC on June 24, 2003, Form 8-K filed with the SEC on August 13, 2003 and the Form 8-K/A filed with the SEC on November 12, 2003. The Company's Form 8-K/A's dated June 24, 2003, August 13, 2003 and November 11, 2003 include pro forma financial statements for dispositions and acquisitions that occurred prior to November 5, 2003. In the Company's opinion, all significant adjustments necessary to reflect the acquisitions and dispositions have been made.

                           THE TOWN AND COUNTRY TRUST
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2003
                          (UNAUDITED AND IN THOUSANDS)

                                                                                       November 2003
                                                                                      Disposition Pro      Pro Forma
                                                                       Historical          Forma         Consolidated
                                                                   ----------------- ----------------- ----------------
                                                                         (A)                (B)
ASSETS
Real estate:
   Land                                                             $   109,995      $                  $   109,995
   Buildings and improvements                                           729,833                             729,833
   Other                                                                  8,987                               8,987
                                                                   -------------------------------------------------
                                                                        848,815                             848,815
Less accumulated depreciation                                          (276,996)                           (276,996)
                                                                   -------------------------------------------------
                                                                        571,819                             571,819
Real estate and other assets held for disposition                        12,892          (12,892)                 -
Cash and cash equivalents                                                 4,350           31,359             35,709
Restricted cash                                                           2,585                               2,585
Deferred financing costs                                                  6,468                               6,468
Other assets                                                              9,363           (1,744)             7,619
                                                                   -------------------------------------------------
   Total assets                                                     $   607,477       $   16,723        $   624,200
                                                                   =================================================

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Mortgage debt                                                       $   478,977       $                 $   478,977
5.375% Convertible Senior Notes, due 2023                                74,750                              74,750
Mortgage debt and other liabilities held for disposition                 21,399          (21,399)                 -
Accrued interest                                                          3,042                               3,042
Accounts payable and other liabilities                                   11,631                              11,631
Security deposits                                                         3,213                               3,213
Minority interest                                                         3,480            5,201              8,681
                                                                   -------------------------------------------------
   Total liabilities                                                    596,492          (16,198)           580,294

Shareholders' (deficit) equity:
   Common shares of beneficial                                              158                                 158
   Additional paid-in capital                                           314,699                             314,699
   Distributions in excess of accumulated earnings                     (297,788)          32,921           (264,867)
   Deferred compensation - restricted stock                              (3,532)                             (3,532)
   Other comprehensive income                                            (2,552)                             (2,552)
                                                                   -------------------------------------------------
   Total shareholders' (deficit) equity                                  10,985           32,921             43,906
                                                                   -------------------------------------------------
   Total liabilities and shareholders' (deficit) equity             $   607,477       $   16,723        $   624,200
                                                                   =================================================

Explanation of Pro Forma Adjustments:

A. Reflects the Company's historical Consolidated Balance Sheet as reported in its Form 10-Q for the quarter ended September 30, 2003.

B. Reflects proceeds of approximately $53.4 million, less closing costs of $665,000, and the pay down of approximately $21.4 million of liabilities, from the November 2003 Disposition and removal of disposition assets and other miscellaneous accounts. The resulting gain on sale is reflected in distributions in excess of accumulated earnings and minority interest based on historical ownership percentages.

                           THE TOWN AND COUNTRY TRUST
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                              Berkshire        Lionsgate        Total Pro
                                                              Pro Forma        Pro Forma          Forma
                                                 Historical   Adjustments      Adjustments     Consolidated
                                               -----------------------------------------------------------
                                                   (A)          (B)              (C)
REVENUE
Rental income                                   $  89,708   $   2,033           $ 3,688        $  95,429

EXPENSES
Operating expenses:

   Real estate taxes and insurance                  9,687         227               451           10,365
   Utilities                                        5,646          69                99            5,814
   Repairs and maintenance                         11,662         247               370           12,279
   Marketing and advertising                        3,240          60               150            3,450
   Other                                            8,278         195               153            8,626
                                               ---------------------------------------------------------
   Total operating expenses                        38,513         798             1,223           40,534

Real estate depreciation                           15,867         588(1)          1,177(1)        17,632
Interest expense                                   21,939         511(2)          1,596(2)        24,046
General and administrative                          4,194                                          4,194
Other depreciation and amortization                   528                                            528
                                               ---------------------------------------------------------
                                                   81,041       1,897             3,996           86,934
                                               ---------------------------------------------------------
Income (loss) from continuing operations
   before minority interest                         8,667         136              (308)           8,495
Income (loss) from continuing operations
   allocated to minority interest                   1,167          18               (41)           1,144
Minority interest distribution in excess
   of earnings                                       (576)                                          (576)
                                               ---------------------------------------------------------
Income (loss) from continuing operations
   net of minority interest                     $   8,076   $     118         $    (267)       $   7,927
                                               ==========================================================
Income from continuing operations per share:
   Basic                                        $    0.51                                      $    0.50
                                               ===========                                    ============
   Diluted                                      $    0.50                                      $    0.49
                                               ===========                                    ============
Weighted average common shares outstanding -
 basic                                             15,864                                         15,864
Dilutive effect of outstanding options and
 restricted shares                                    281                                            281
                                               -----------                                    ------------
Weighted average common shares outstanding -
 diluted                                           16,145                                         16,145
                                               ===========                                    ============

Explanation of Pro Forma Adjustments:
(A) Represents the Company's results of continuing operations included in its unaudited historical Consolidated Statement of Operations for the nine months ended September 30, 2003 as reported on its Form 10-Q for the quarter ended September 30, 2003.

(B) Represents the unaudited Combined Statement of Certain Revenues and Certain Operating Expenses for the Berkshire Properties for the period January 1, 2003 through April 28, 2003, (as previously reported on Form 8-K/A filed with the Commission on June 24, 2003) the date of acquisition, including the following pro forma adjustments detailed below:


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

         (1) Represents the depreciation expense of the acquisition properties based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 36.6 years for Berkshire.

         (2) Represents interest expense for the acquired properties for the period. Interest was computed based on the interest rates under the Company's financing facilities in effect at the time of the acquisitions.

(C) Represents the unaudited Statement of Certain Revenues and Certain Operating Expenses for Windsor at Lionsgate for the nine months ended September 30, 2003 including the following pro forma adjustments detailed below:

         (1) Represents the depreciation expense of the acquisition property based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 37.1 years for Windsor at Lionsgate.

         (2) Represents interest expense, including amortization of offering costs, for the acquired property for the nine-month period ended September 30, 2003. Interest was computed based on the 5.375% interest rate on the portion of the Convertible Senior Notes due 2023, which were used to fund the acquisition.

                           THE TOWN AND COUNTRY TRUST
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                              Berkshire        Lionsgate         Total Pro
                                                              Pro Forma        Pro Forma           Forma
                                                Historical    Adjustments      Adjustments      Consolidated
                                               ------------------------------------------------------------
                                                   (A)          (B)              (C)
REVENUE
Rental income                                   $ 114,577   $   6,469         $   4,967         $ 126,013

EXPENSES
Operating expenses:
   Real estate taxes and insurance                 11,388         698               624            12,710
   Utilities                                        6,633         217               125             6,975
   Repairs and maintenance                         13,622         658               458            14,738
   Marketing and advertising                        4,252         240               189             4,681
   Other                                           10,443         584               208            11,235
                                               ------------------------------------------------------------
   Total operating expenses                        46,338       2,397             1,604            50,339

Real estate depreciation                           19,119       1,763(1)          1,681(1)         22,563
Interest expense                                   26,856       1,534(2)          2,926(2)         31,316
General and administrative                          5,262                                           5,262
Other depreciation and amortization                   686                                             686
                                               ------------------------------------------------------------
                                                   98,261       5,694             6,211           110,166
                                               ------------------------------------------------------------
Income (loss) from continuing operations           16,316         775            (1,244)           15,847
   before minority interest
Income (loss) from continuing operations
   allocated to minority interest                   2,183         104              (166)            2,121
Minority interest distribution in excess
   of earnings                                        576        (104)              166               638
                                               ------------------------------------------------------------
Income (loss) from continuing operations
   net of minority interest                     $  13,557   $     775         $  (1,244)        $  13,088
                                               ============================================================
Income from continuing operations per share:

   Basic                                        $    0.85                                       $    0.82
                                               ===========                                     ============
   Diluted                                      $    0.84                                       $    0.81
                                               ===========                                     ============
Weighted average common shares outstanding -
   basic                                           15,961                                          15,961
Dilutive effect of outstanding options and
   restricted shares                                  253                                             253
                                               -----------                                     ------------
Weighted average common shares outstanding -
   diluted                                         16,214                                          16,214
                                               ===========                                     ============

Explanation of Pro Forma Adjustments:
(A) Represents the Company's results of continuing operations included in its historical Consolidated Statement of Operations for the year ended December 31, 2002.

(B) Represents the Combined Statement of Certain Revenues and Certain Operating Expenses for the Berkshire Properties for the year ended December 31, 2002 including the following pro forma adjustments detailed below:

         (1) Represents the depreciation expense of the acquisition properties based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 36.6 years.

         (2) Represents interest expense for the acquired properties for the year ended December 31, 2002. Interest was computed based on interest rates under the Company's financing facilities in effect at the time of acquisition.

(C) Represents the Statement of Certain Revenues and Certain Operating Expenses for Windsor at Lionsgate for the year ended December 31, 2002 including the following pro forma adjustments detailed below:

         (1) Represents the depreciation expense of the acquisition property based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 37.1 years.

         (2) Represents interest expense, including amortization of debt offering costs, for the acquired properties for the year ended December 31, 2002. Interest was computed based on 5.375% interest rate on the portion of the Convertible Senior Notes due 2023 used to fund the acquisition.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The Town and Country Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By:  /s/ Alan W. Lasker
                                             -----------------------
                                                 Alan W. Lasker
                                                 Senior Vice President
                                                 Chief Financial Officer

Dated: January 26, 2004




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